UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2026

BRUKER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-30833	04-3110160
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File number)	Identification No.)

40 Manning Road

Billerica, MA 01821

(Address of principal executive offices) (Zip Code)

(978) 663-3660

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value per share	BRKR	The Nasdaq Global Select Market
6.375% Mandatory Convertible Preferred Stock, Series A, $0.01 par value per share	BRKRP	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition.

On January 12, 2026, during its scheduled presentation at the 44th Annual J.P. Morgan Healthcare Conference, Bruker Corporation (the “Company”) stated that its current preliminary expectation for revenue for the fourth quarter ended December 31, 2025 is between $965 million and $970 million and that fourth quarter 2025 Bruker Scientific Instruments segments book-to-bill ratio was above 1.0. The Company also provided a preliminary outlook for the full year ending December 31, 2026 of organic revenue growth of flat to up low-single digits, non-GAAP organic operating margins to expand 250 to 300 basis points, and non-GAAP earnings per share to grow in the double-digits, in each case compared to full year 2025. A copy of the Company's presentation is available in the "Investors" section of its website at ir.bruker.com. Important information may be disseminated initially or exclusively via the website: investors should consult the site to access this information.

Because the Company’s financial statements for the fourth quarter and fiscal year ended December 31, 2025 have not yet been finalized or audited, and the Company’s financial closing procedures and independent audit with respect to the estimated financial information provided herein have not yet been completed, the preliminary statements regarding the Company’s current expectations with respect to its fourth quarter ended December 31, 2025 revenue and other estimates are subject to change, and the Company’s final results for these periods may differ materially from these preliminary estimates. Accordingly, you should not place undue reliance on these preliminary estimates. The Company undertakes no obligation to update or supplement the information provided in this Current Report on Form 8-K until the Company releases its financial statements for the fourth quarter and full year ended December 31, 2025. The preliminary financial information included herein reflects the Company's current estimates based on information available as of the date hereof and has been prepared by Company management. This preliminary financial and operational information should not be viewed as a substitute for full financial statements prepared in accordance with GAAP and is not necessarily indicative of the results to be achieved for any future periods. This preliminary financial and operational information could be impacted by the effects of financial closing procedures, final adjustments, and other developments.

Section 7 – Regulation FD Disclosure

Item 7.01 Regulation FD Disclosure.

The information set forth in Item 2.02 of this Current Report is incorporated into this Item 7.01 by reference.

The information furnished in Item 2.02 and Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

Any statements contained in this Current Report on Form 8-K that do not describe historical facts may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding our preliminary fourth quarter and fiscal year ended December 31, 2025 operational and financial performance, including our revenue growth, non-GAAP operating margin, non-GAAP EPS and non-GAAP tax rate; ROIC; EBITDA; management’s expectations for future financial and operational performance, expected growth, and business outlook including the expected financial contributions of BSI and benefits of Project Accelerate, statements regarding our business focus, expected market growth and market size; and product performance. Any forward-looking statements contained herein are based on current expectations, but are subject to risks and uncertainties that could cause actual results to differ materially from those indicated, including, but not limited to, risks and uncertainties relating to continued volatility in the capital markets, the impact of Project Accelerate, the performance of breakout opportunities, the integration and assumption of liabilities of businesses we have acquired or may acquire in the future, fluctuations in foreign currency exchange rates and their impact, our ability to successfully implement our restructuring initiatives and other cost reduction initiatives, changing technologies, product development and market demand and acceptance of our products, the success of our R&D investment initiatives, the cost and pricing of our products, manufacturing, competition, loss of key personnel, dependence on collaborative partners, key suppliers and contract manufacturers, capital expenditures, debt levels, payment of dividends, government funding policies, changes in governmental regulations, the use and protection of intellectual property rights, litigation, and other risk factors discussed from time to time in our filings with the Securities and Exchange Commission, or SEC. These and other factors are identified and described in more detail in our filings with the SEC, including, without limitation, our annual report on Form 10-K for the year ended December 31, 2024, as may be updated by our quarterly reports on Form 10-Q and other documents we file with the SEC. We expressly disclaim any intent or obligation to update these forward-looking statements other than as required by law.

Operating Metrics

Book-to-bill ratio is an operational measure representing the ratio of net bookings to reported revenue for the same period. Given that book-to-bill ratio is an operational measure and that our methodology for calculating such measure does not meet the definition of a non-GAAP financial measure, as that term is defined by the Securities and Exchange Commission, a quantitative reconciliation is not required nor provided.

Forward-Looking Non-GAAP Measures

Our preliminary outlook for the full year ending December 31, 2026 includes operating income presented on an adjusted or “non-GAAP” basis, which is a non-GAAP financial measure. Non-GAAP financial measures are not based on any standardized methodology prescribed by U.S. generally accepted accounting principles (GAAP) and are not necessarily comparable to similar measures presented by other companies. The Company is not able to provide a quantitative reconciliation of forward-looking organic operating margin and non-GAAP earnings per share to the most directly comparable forward-looking GAAP financial measure because the Company is unable to provide a meaningful or accurate reconciliation or estimation of certain reconciling items without unreasonable effort, due to the inherent difficulty in forecasting and quantifying measures that are necessary for such reconciliation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRUKER CORPORATION (Registrant)

Date: January 12, 2026	By:	/s/ THOMAS M. BURES
Thomas M. Bures
Chief Accounting Officer